EXHIBIT 99.2


                              ENHANCE BIOTECH, INC.

                             AUDIT COMMITTEE CHARTER

                                      ROLE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company's financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company's processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

                                   MEMBERSHIP

The membership of the Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements provided, that to the extent that the Board so determines and applicable laws, regulations and listing requirements permit (as, for instance, with regard to companies which are "Small Business Issuers" within the meaning of the applicable rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") , the membership of the Committee may consist of at least two directors or, if the membership of the Committee consists of at least three directors, one need not meet the aforesaid independence requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the "SEC Rules"), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the applicable financial sophistication standard as defined by the requirements of the market or exchange on which the Company's securities may from time to time be listed or qualified for trading. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.


                                   OPERATIONS

The Committee shall meet at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

                                 COMMUNICATIONS

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

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                                    EDUCATION

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

                                    AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside financial experts or similar consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

                                RESPONSIBILITIES

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The
Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.

he Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in arrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's Tinancial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent cuditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or fonduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company's standards of business conduct, codes of ethics, internal policies, procedures and controls. a C


         ENHANCE BIOTECH, INC. AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

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  RESPONSIBILITY                                                                WHEN PERFORMED
                                                                                Audit Committee Meetings
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                                                                                                    As
                                                                                Q1   Q2   Q3   Q4   Needed
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

1.    The agenda for Committee meetings will be prepared in consultation        X    X    X    X    X
      between the Committee chair (with input from the Committee members),
      Finance management, and the independent auditor.

2.    Review and update the Audit Committee Charter and Responsibilities                       X
      Calendar annually.

3.    Complete an annual evaluation of the Committee's performance.                  X

4.    Provide a report in the annual proxy that includes the Committee's        X
      review and discussion of matters with management and the independent auditor.
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
5.    Include a copy of the Committee charter as an appendix to the proxy                           X
      statement at least once every three years.

6.    Appoint or replace the independent auditor and approve the terms on                      X
      which the independent auditor is engaged for the ensuing fiscal year.

7.    At least annually, evaluate the independent auditor's qualifications,                    X    X
      performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

8.    Resolve any disagreements between management and the independent auditor                      X
      about financial reporting.

9.    Establish and oversee a policy designating permissible services that      X    X    X    X    X
      the independent auditor may perform for the Company, providing for pre-approval of those services by the Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm's non-audit services and related fees.

10.   Review the responsibilities, functions and performance of the Company's             X
      internal audit department.

11.   Ensure receipt from the independent auditor of a formal written           X
      statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

12.   Advise the Board about the Committee's determination whether the          X
      Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

13.   Inquire of Finance management and the independent auditor about                          X    X
      significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.

14.   Review with the independent auditor and Finance management the audit      X         X         X
      scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.
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
15.   Consider and review with Finance management and the independent auditor:

      a.    The Company's annual assessment of the effectiveness of its         X
            internal controls and the independent auditor's attestation and report about the Company's assessment.

      b.    The adequacy of the Company's internal controls including           X
            computerized information system controls and security.

      c.    Any related significant findings and recommendations of the                             X
            independent auditor and internal audit together with management's responses.

16.   Review with Finance management any significant changes to GAAP and/or     X    X    X    X
      MAP policies or standards.

17. Review with Finance management and the independent auditor at the completion of the annual audit:

      a.    The Company's annual financial statements and related footnotes.    X                   X

      b.    The independent auditor's audit of the financial statements and     X                   X
            its report thereon.

      c.    Any significant changes required in the independent auditor's       X                   X
            audit plan.

      d.    Any serious difficulties or disputes with management encountered    X                   X
            during the course of the audit and management's response.

      e.    Other matters related to the conduct of the audit which are to be   X                   X
            communicated to the Committee under generally accepted auditing standards.

18.   Review with Finance management and the independent auditor at least       X                   X
      annually the Company's critical accounting policies.

19.   Review policies and procedures with respect to transactions between the                  X    X
      Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.

20.   Consider and review with Finance management:

      a.    Significant findings during the year and management's responses.    X    X    X    X    X

      b.    Any difficulties encountered in the course of their audits,         X    X    X    X    X
            including any restrictions on the scope of their work or access to required information.

      c.    Any changes required in planned scope of their audit plan.          X    X    X    X    X

21.   Participate in a telephonic meeting among Finance management and the      X    X    X    X
      independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.
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
22.   Review and discuss with Finance management and the independent auditor    X    X    X    X
      the Company's quarterly financial statements.

23.   Review the periodic reports of the Company with Finance management and    X    X    X    X
      the independent auditor prior to filing of the reports with the SEC, including the disclosures under "Management's Discussion and Analysis of
      Financial Condition and Results of Operations".

24.   In connection with each periodic report of the Company, review:

      a.    Management's disclosure to the Committee and the independent        X    X    X    X
            auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.

      b.    The contents of the Chief Executive Officer and the Chief           X    X    X    X
            Financial Officer certificates to be filed under Sections 302 and
            906 of the Sarbanes-Oxley Act.

25.   Monitor the appropriate standards adopted as a code of conduct for the         X              X
      Company.

26.   Review with the applicable officer of the Company legal and regulatory    X    X    X    X
      matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

27.   Develop, review and oversee procedures for (i) receipt, retention and          X              X
      treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.

28.   Meet with the independent auditor in executive session to discuss any     X    X    X    X
      matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.

29.   Meet with Finance management in executive sessions to discuss any                             X
      matters the Committee or Finance management believes should be discussed privately with the Audit Committee.

30.   Set clear hiring policies for the Company's hiring of employees or former                     X
      employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.
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Last Revised: December 16, 2004 (9::00 am New York City time)